SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 25, 2000


                                   EPLUS INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                   000-28926                        54-1817218
(State or other jurisdiction of    (Commission File Number)       (IRS Employer
        incorporation)                                       Identification No.)

                  400 Herndon Parkway, Herndon, Virginia 20176
          (Address, including zip code, of principal executive office)

                                 (703) 834-5710
                                 --------------
              (Registrant's telephone number, including area code)

Item 5.           Other Events

     On February 25, 2000, ePlus inc. (formerly MLC Holdings, Inc.) ("ePlus") announced by press release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference, that it had filed a registration statement (the "Registration Statement") with the U.S. Securities and Exchange Commission ("SEC") for a proposed underwritten public offering of 2,500,000 shares of its common stock (the "Offering"). Of the shares to be offered, 2,000,000 shares are to be sold by ePlus, 400,000 shares by TC Plus, LLC (formerly TC Leasing, LLC) ("TC Plus"), an affiliate of Thayer Capital Partners, and 100,000 shares by Centura Banks, Inc. ("Centura"). Certain stockholders of ePlus will also grant the underwriters an over-allotment option to purchase an additional 375,000 shares of common stock.

     On March 6, 2000, ePlus filed Amendment No. 1 to the Registration Statement. In the section of the Registration Statement entitled "Business," as amended by Amendment No. 1 and which is attached hereto as Exhibit 99.2 and incorporated herein by reference, ePlus, a provider of Internet-based, business-to-business supply chain management solutions for information technology and other operating resources, described the introduction of its remotely-hosted electronic commerce solution, ePlusSuite. ePlus has been in the business of selling, leasing, financing, and managing information technology and other assets for nearly ten years and currently derives most of its revenues from such activities. The introduction of ePlusSuite reflects its transitioning to a business-to-business electronic commerce solutions provider from its historical sales and financing business. Over time, ePlus plans to use its ePlusSuite platform to facilitate sales and financing transactions between its customers and third parties rather than originate these transactions as principal. As a result, it expects its electronic commerce revenues to substantially increase and represent a greater portion of its total revenues.

     In connection with the Offering, ePlus entered into an agreement with TC Plus, dated February 25, 2000 (the "Agreement), which is attached hereto as
Exhibit 99.3 and incorporated herein by reference. Previously, on October 23, 1998, ePlus had (1) sold 1,111,111 shares of its common stock to TC Plus at a price of $9.00 per share pursuant to a stock purchase agreement dated October 23, 1998, by and between MLC Holdings, Inc. and TC Leasing LLC (the "Stock Purchase Agreement") and (2) issued a warrant dated October 23, 1998, to acquire an additional 1,090,909 shares of its common stock at an exercise price of $11.00 per share, subject to certain anti-dilution adjustment (the "Warrant"), for total consideration of $10 million. In connection with Stock Purchase Agreement and the Warrant, ePlus also entered into a stockholders agreement, dated as of October 23, 1998, by and between MLC Holdings, Inc., TC Leasing, LLC, Phillip G. Norton, Bruce M. Bowen, J.A.P. Investment Group, L.P., Kevin M. Norton, and Patrick J. Norton, Jr. (the "Stockholders Agreement").

     The Warrant gave ePlus the right to require TC Plus to exercise the Warrant if its common stock closed at or above $11.00 per share for 20 consecutive days. On December 23, 1999, this condition was satisfied, and ePlus gave notice to TC Plus, LLC to require exercise.

     The Stock Purchase Agreement imposed certain super-majority voting requirements on ePlus' board of directors and restricted ePlus' ability to engage in mergers or other material transactions. The Stockholders Agreement provided for restrictions on transfers of shares, restriction on the issuance of shares, board representation, the forced sale of ePlus by TC Plus in certain circumstances and registration rights. The Stock Purchase Agreement, the Warrant and the Stockholders Agreement were filed as exhibits to ePlus' Current Report on Form 8-K filed on November 13, 1998.

     Under the terms of the Agreement, ePlus agreed to allow TC Plus to defer its exercise the Warrant and to permit TC Plus, LLC to exercise the Warrant at the time of the Offering on a cashless basis at an exercise price of $11.88 per share in exchange for a commitment by TC Plus to waive certain provisions of the Stock Purchase Agreement and to amend the Stockholders Agreement.

     The  Agreement  provides  that the  waiver of the  provisions  of the Stock
Purchase Agreement and the amendment of the Stockholders Agreement are contingent upon TC Plus being permitted to sell in a public offering at least
(1) the greater of (a) 320,000 shares (b) 80% of the shares sold by stockholders selling in the offering and (c) 16% of the shares to be sold by us and the selling stockholders, including TC Plus LLC, in the offering, and (2) 40% of the shares being sold pursuant to exercise of the underwriters' over-allotment option in such offering.

     The Agreement provides for the waiver of all super-majority voting requirements and restrictions on mergers and material transactions contained in the Stock Purchase Agreement. The Stockholders Agreement, as amended, which is Exhibit A to the Agreement and incorporated herein by reference, will provide as follows:

o ePlus' board of directors will continue to have six members with two directors designated by TC Plus, two directors designated by the management stockholders party to the Stockholders Agreement and two directors designated by a nominating committee comprised of one individual designated by TC Plus and one individual designated by the management stockholders party to the Stockholders Agreement. The two directors named by TC Plus will continue to be Carl J. Rickertsen, who has served as a director since November 1996, and Paul G. Stern. Phillip G. Norton and Bruce M. Bowen serve as the directors designated by the management stockholders.

o TC Plus has the right to have the shares of ePlus' common stock that it has purchased and that it has acquired through exercise of the warrant included in ePlus' shelf registration statement. If those shares are not included in the shelf registration statement or if the shelf registration statement is not effective, TC Plus has the right to demand registration of its shares on three separate occasions. TC Plus also has the right to request inclusion of its shares in any other registration by ePlus of its common stock, such as the Offering. ePlus is responsible for all of the registration expenses incurred in connection with TC Plus' exercise of its registration rights. TC Plus has used its registration rights under the Stockholders Agreement to register shares in the Offering.

o If ePlus agrees to purchase any shares of its common stock held by the management stockholders party to the Stockholders Agreement, it must give notice to TC Plus. If TC Plus wishes to participate, ePlus must purchase its shares on the same terms and conditions.

o Shares held by stockholders party to the Stockholders Agreement will no longer be subject to the terms of the Stockholders Agreement, as amended, when they are transferred in a registered offering or pursuant to Rule 144 under the Securities Act of 1933.

o All rights and obligations under the Stockholders Agreement, as amended, terminate when TC Plus no longer holds 5% of ePlus' outstanding stock and shall remain terminated even if TC Plus later acquires 5% or more of ePlus' outstanding stock.

Under the terms of the Agreement, if for any reason the Offering is not completed, TC Plus has agreed to exercise the Warrant pursuant to its original terms within 30 days of receiving notice from ePlus that the Offering will not be consummated in the next six months.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit
Number   Exhibit Description

99.1     Press Release

99.2 Business Section from Amendment No. 1 to the Registration Statement on Form S-3 (No. 333-31102)

99.3 Agreement, dated as of February 25, 2000, by and between ePlus inc. and TC Plus, LLC.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        ePlus inc.


Dated March 8, 2000                     By: /s/ Phillip G. Norton
                                                --------------------------------
                                                Phillip G. Norton
                                                Chairman, President and
                                                Chief Executive Officer

                                  Exhibit Index

Exhibit
Number   Exhibit Description
-------  -------------------

99.1     Press Release

99.2     Business Section from Amendment No. 1 to the
         Registration Statement on Form S-3 (No. 333- 31102)

99.3 Agreement, dated as of February 25, 2000, by and between ePlus inc. and TC Plus, LLC.